Securities and Exchange Commission

100 F Street N.E.

Washington, D.C. 20549-0506

Re:	Separate Account VA BB File No. 811-04734, CIK 0000796535 Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Monumental Life Insurance Company Separate Account II, a unit investment trust registered under the Act, mailed to its contract owners the Annual report of the underlying funds of the following underlying management investment companies:

Fidelity Variable Insurance Products Fund (CIK: 0000356494; 0000831016; 0000927384) filed its Annual Report with the Commission via EDGAR.

This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies have filed or will file its Annual Report with the Commission via EDGAR. To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith

Darin D. Smith, Vice President

Monumental Life Insurance Company